UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2022

Petros Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39752 (Commission File Number)	85-1410058 (I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 3rd Floor

New York, New York 10036
(Address of principal executive offices)    (Zip code)

(973) 242-0005
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PTPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 29, 2022, Petros Pharmaceuticals, Inc. (the “Company”) filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware to effect a 1-for-10 reverse stock split of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), either issued and outstanding or held by the Company as treasury stock, effective as of 4:05 p.m. (Delaware time) on November 30, 2022 (the “Reverse Stock Split”). As reported below under Item 5.07 of this report, the Company held its 2022 annual meeting of stockholders (the “Annual Meeting”) on November 29, 2022, at which meeting the Company’s stockholders approved the amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Common Stock at a ratio in the range of 1-for-4 to 1-for-10, with such ratio to be determined by the Company’s Board of Directors (the “Board”) and included in a public announcement. Following the Annual Meeting, the Board determined to effect the Reverse Stock Split at a ratio of 1-for-10 and approved the corresponding final form of the Certificate of Amendment.

As a result of the Reverse Stock Split, every ten shares of issued and outstanding Common Stock will be automatically combined into one issued and outstanding share of Common Stock, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would otherwise have resulted from the Reverse Stock Split will be rounded up to the next whole number. The Reverse Stock Split will reduce the number of shares of Common Stock outstanding from 20,708,024 shares to approximately 2,070,803 shares, subject to adjustment for the rounding up of fractional shares. The number of authorized shares of Common Stock under the Certificate of Incorporation will remain unchanged at 150,000,000 shares.

Proportionate adjustments will be made to the per share exercise price and the number of shares of Common Stock that may be purchased upon exercise of outstanding stock options granted by the Company. The number of shares reserved for issuance under the Company’s 2020 Omnibus Incentive Compensation Plan will be proportionately reduced in accordance with the terms of such plan.

The Common Stock will begin trading on a reverse stock split-adjusted basis on The Nasdaq Stock Market on December 1, 2022. The trading symbol for the Common Stock will remain “PTPI.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 71678J209.

For more information about the Reverse Stock Split, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on October 12, 2022 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The information set forth herein is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on November 29, 2022. As of the close of business on October 11, 2022, the record date for the Annual Meeting, there were 20,708,024 shares of Common Stock outstanding and entitled to vote on the proposals described below. The matters described below were submitted to a vote of the holders of the Company’s Common Stock at the Annual Meeting. Each proposal is described in detail in the Proxy Statement.

1.	Election of the five directors named in the Proxy Statement to the Board of Directors of the Company to serve one-year terms expiring in 2023.

Nominee	For	Against	Abstain	Broker Non-Votes
John D. Shulman	8,309,762	765,431	48,072	3,648,394
Joshua N. Silverman	8,283,834	776,472	62,959	3,648,394
Bruce T. Bernstein	8,164,648	895,660	62,957	3,648,394
Gregory Bradley	8,167,712	890,551	65,002	3,648,394
Wayne R. Walker	7,864,134	1,196,122	63,009	3,648,394

2.	Approval of an amendment to the Certificate of Incorporation to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of the Company’s Common Stock, at a ratio in the range of 1-for-4 to 1-for-10, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”).

For	Against	Abstain
10,905,548	1,792,112	73,999

3.	Ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain
11,890,468	746,151	135,040

4.	Approval, on an advisory basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Votes
8,132,818	893,328	97,119	3,648,394

5.	Approval of a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal.

For	Against	Abstain
11,180,241	1,438,591	152,827

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 7.01. Regulation FD Disclosure.

On November 30, 2022, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Petros Pharmaceuticals, Inc.
99.1	Press Release, issued November 30, 2022 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROS PHARMACEUTICALS, INC.

Date: November 30, 2022	By:	/s/ Fady Boctor
Name: Fady Boctor
Title: President and Chief Commercial Officer